Exhibit 99.1

Fintech Ecosystem Development Corp. Announces Adjournment of Special Meeting of Stockholders

COLLEGEVILLE, PA — April 11, 2023 — Fintech Ecosystem Development Corp. (the “Company”) (Nasdaq: FEXD), announced today that it intends to adjourn, without conducting any business, the Company’s special meeting of stockholders (the “Special Meeting”) originally scheduled to be held on Wednesday, April 12, 2023, and to reconvene the Special Meeting at 10:00 a.m., Eastern time, on Thursday, April 20, 2023. In connection with the adjournment of the Special Meeting, the Company is extending the deadline for holders of its shares of Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on April 18, 2023 (two business days before the adjourned Special Meeting).

The Special Meeting is being held to vote on the proposal (the “Extension Proposal”) described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2023 (the “Extension Proxy Statement”), relating to its proposed extension of the deadline to complete its initial business combination (the “Extension”). The Special Meeting is being adjourned for the purpose of the Company amending the terms of the Extension Proposal.

In the event the Extension Proposal (as set forth in the Extension Proxy Statement) was adopted, the Company’s sponsor, Revofast LLC (the “Sponsor”) would have agreed to, or to cause a designee to, make a loan of an aggregate of $0.055 for each public share that is not redeemed, for each one-month Extension Period (commencing on April 21, 2023, and on the 21st day of each subsequent month (or the next business day, if the 21st day of a calendar month falls on a day other than a business day)), until April 21, 2024, or such earlier date as determined by the Company’s board of directors.

The additional contribution that will instead be required to be deposited into the Company’s trust account in connection with any Extension, has been amended from $0.055 for each public share that is not redeemed to the lesser of $0.055 for each public share that is not redeemed and an aggregate of $110,000. As a result of this change, stockholders redeeming their shares after the Extension may receive an amount per share that is less than they would have otherwise received under the original Extension Proposal (as set forth in the Extension Proxy Statement).

Accordingly, if the Extension is approved at the adjourned Special Meeting on April 20, 2023, the Company’s sponsor, Revofast LLC, or one or more of its sponsor’s affiliates, members or third-party designees, will, or will cause a designee to, instead loan to the Company, pursuant to a promissory note an aggregate of the lesser of (x) $110,000 or (y) $0.055 for each public share that is not redeemed, for each of up to twelve one-month extensions (commencing on April 21, 2023, and on the 21st day of each subsequent month (or the next business day, if the 21st day of a calendar month falls on a day other than a business day)), until April 21, 2024, or portion thereof, that is needed to complete the Company’s initial business combination. Each such loan will be deposited in the trust account on or prior to the commencement of the applicable one-month Extension period. Accordingly, the amount deposited will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension.

Exhibit A to this press release sets forth the revised amendment to the Company’s certificate of incorporation that the Company’s stockholders will be asked to vote on at the date of the adjourned Special Meeting (changes to the amendment that was set forth in the Extension Proxy Statement are bold and underlined).

About Fintech Ecosystem Development Corp.

Fintech Ecosystem Development Corp. is a special purpose acquisition company formed for the purpose of effecting one or more business combinations with an intent to focus on the financial technology sector. The Company is sponsored by Revofast LLC and the management team led by Chief Executive Officer, President and founder Dr. Saiful Khandaker and a team of experienced Fintech business and technology innovators.

For additional information, please visit www.fintechecosys.com.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

EXHIBIT A

ANNEX A

PROPOSED FIRST AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FINTECH ECOSYSTEM DEVELOPMENT CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

FINTECH ECOSYSTEM DEVELOPMENT CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is Fintech Ecosystem Development Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 5, 2021. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 18, 2021 (the “Amended and Restated Certificate of Incorporation”).

2. This First Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation.

3. This First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

4. A new Section 9.1(d) of Article IX is hereby added as follows.

(d) In the event that the Company has not consummated an initial Business Combination within 18 months from the date of the closing of the Offering, upon the Sponsor’s request, the Company may extend the period of time to consummate an initial business combination by an additional twelve months, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an additional amount equal to the lesser of (x) $110,000 or (y) $0.055 per share for each such one-month extension until April 21, 2024, unless the Closing of the Company’s initial business combination shall have occurred for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

IN WITNESS WHEREOF, Fintech Ecosystem Development Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this                 day of April, 2023.

FINTECH ECOSYSTEM DEVELOPMENT CORP.

By:
Name: Saiful Khandaker
Title: Chief Executive Officer